UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2005

TRIPATH IMAGING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22885	56-1995728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Plantation Drive Burlingation, North Carolina	27215
(Address of Principal Executive Offices)	(Zip Code)

(336) 222-9707
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On March 17, 2005, TriPath Imaging, Inc. issued a press release announcing that it had filed a Form 12b-25 for a 15 day extension, from March 16 to March 31, 2005, for filing its Annual Report on Form 10-K for the period ended December 31, 2004. Pursuant to Item 8.01, a copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release of TriPath Imaging, Inc. dated March 17, 2005 announcing that TriPath Imaging had filed a Form 12b-25 (furnished).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPATH IMAGING, INC.
Dated: March 17, 2005	By:	/s/ Stephen P. Hall
Stephen P. Hall
Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of TriPath Imaging, Inc. dated March 17, 2005 announcing that TriPath Imaging had filed a Form 12b-25.

4